Exhibit 10.13

Mo i Rana 08/06-2021

Freyr

Oslo

Philip Pedersens vei 11

1366 Lysaker

Att. Tom Jensen

Statement regarding postponed deadline

We refer to the Letter of Intent (LOI) entered into between FREYR AS (company registration number 920 388 620) and Mo Industripark AS (company registration number 914 780 152) signed and dated on the 20th of November 2020.

Reference is further made to Clause 1 of the agreement which includes the offer to rent «Kamstålbygget», and the acceptance deadline is set to persist until the 30th of June 2021, cf. Clause 1 section 5.

Mo Industripark AS hereby state that the acceptance deadline is postponed until the 31st of October 2021. The offer is binding until the end of this date. It is noted that the other conditions of the LOI still apply.

Best Regards

/s/ Arve Ulriksen	/s/ Tom Jensen
Arve Ulriksen	Tom Jensen
CEO	CEO

Mo Industripark AS | Postboks 500, 8601 Mo i Rana | Org nr 914 780 152 Sentralbord: 75 13 61 00 | MIP Sikkerhetssenter: 75 13 62 05 | Mediekontakt: 970 18 445 post@mip.no | www.mip.no